                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [ X ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]   Preliminary Proxy Statement             [   ]   Confidential, for Use of the Commission
                                                        Only (as permitted by Rule 14a-6(e)(2))
[ X ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          MICHAEL BAKER CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                          MICHAEL BAKER CORPORATION
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

Payment of Filing Fee (Check the appropriate box):

[ X ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
       Item 22(a)(2) of Schedule 14A.

[   ]  $500 per each party to the controversy pursuant to Exchange Act Rule
       14a-6(i)(3).

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1) Title of each class of securities to which transaction applies:
       (2) Aggregate number of securities to which transaction applies:
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
       (4) Proposed maximum aggregate value of transaction:
       (5) Total fee paid:

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided
       by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

                           MICHAEL BAKER CORPORATION
                                 P.O. BOX 12259
                      PITTSBURGH, PENNSYLVANIA 15231-0259

                                                                  April 22, 1996

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 13, 1996

TO THE SHAREHOLDERS OF MICHAEL BAKER CORPORATION:

     Notice is hereby given that the Annual Meeting of Shareholders of MICHAEL BAKER CORPORATION (the "Company") will be held at the Pittsburgh Airport Marriott, 100 Aten Road, Parkway West at Montour Run, Coraopolis, Pennsylvania 15108, on Monday, May 13, 1996 at 10:00 a.m., local time, for the purpose of considering and acting upon the following:

          1. The election by the holders of the Common Capital Stock of the Company of nine directors to serve for a one-year term or until their respective successors shall have been elected and shall have qualified as follows:

           A. The election by the holders of Common Stock and Series B Common Stock (voting together) of six directors; and

           B. The election by the holders of Common Stock of three directors.

          2. To approve the adoption of the Company's 1996 Nonemployee Directors' Stock Incentive Plan.

          3. Such other matters as may properly be brought before the meeting.

     The close of business on March 25, 1996 has been fixed by the Board of Directors as the record date for the determination of shareholders entitled to notice of and to vote at the meeting, or any adjournments thereof, and only shareholders of record on such date are entitled to notice of and to vote at said meeting.

     If you are a holder of both Common Stock and Series B Common Stock of the Company, you will find enclosed two proxy cards, both of which must be completed and returned in order to vote all Common Stock and Series B Common Stock which you hold. The Company's 1995 Annual Report to Shareholders is also enclosed.

     You are cordially invited to attend the Annual Meeting of Shareholders. Whether or not you plan to attend the Meeting, we urge you to please sign, date and promptly return the enclosed proxy card(s) in the enclosed postage paid envelope.

                                                     By Order of the Board of
                                                            Directors,

                                                        H. JAMES MCKNIGHT
                                                            Secretary

                           MICHAEL BAKER CORPORATION

                            PITTSBURGH, PENNSYLVANIA

                                PROXY STATEMENT
                  ANNUAL MEETING OF SHAREHOLDERS--MAY 13, 1996

                              GENERAL INFORMATION

     The solicitation of the proxy or proxies enclosed with this proxy statement is made on behalf of the Board of Directors of Michael Baker Corporation (the "Company"), P.O. Box 12259, Pittsburgh, Pennsylvania 15231-0259, for the Annual Meeting of Shareholders to be held on May 13, 1996 at 10:00 a.m. at the Pittsburgh Airport Marriott, 100 Aten Road, Parkway West at Montour Run, Coraopolis, Pennsylvania 15108. It is expected that this Proxy Statement and proxies will be mailed to shareholders on or about April 22, 1996.

     The Company's Common Capital Stock is divided into two series, denominated Common Stock and Series B Common Stock. Each share of Common Stock entitles the holder thereof to one vote on all matters submitted to the shareholders and each share of Series B Common Stock entitles the holder thereof to ten votes on all such matters. All matters submitted to a vote of shareholders are voted upon by holders of Common Stock and Series B Common Stock voting together except that
(i) holders of Common Stock and holders of Series B Common Stock are each entitled to vote separately as a series on certain extraordinary transactions involving the Company or on certain amendments to the Company's Articles of Incorporation, and (ii) holders of Common Stock, voting separately as a class, are entitled to elect one-fourth of the directors to be elected at a meeting (other than directors whom future holders of Cumulative Preferred Stock may have the right to elect), rounded, if necessary, to the next higher whole number. Holders of Common Stock vote together with the holders of Series B Common Stock on the election of the remaining directors (other than those electable by future holders of Cumulative Preferred Stock).

     Holders of Common Stock and Series B Common Stock have cumulative voting rights in the election of directors, including, in the case of the holders of Common Stock, directors elected by such holders voting separately as a class. Cumulative voting entitles each shareholder to that number of votes in the election of directors as is equal to the number of shares which he holds of record (multiplied by ten, in the case of Series B Common Stock) multiplied by the total number of directors to be elected and to cast the whole number of such votes for one nominee or distribute them among any two or more nominees as he chooses. Shares represented by proxies, unless otherwise indicated on the proxy card, will be voted cumulatively in such manner that the number of shares so voted for each nominee (and for any substitute nominated by the Board of Directors if any nominee listed becomes unable or is unwilling to serve) will be as nearly equal as possible. The six nominees receiving the highest number of affirmative votes cast at the Annual Meeting by the holders of Common Stock and Series B Common Stock, voting together, and the three nominees receiving the highest number of affirmative votes cast at the Annual Meeting by the holders of the Common Stock, voting in person or by proxy, a quorum being present, will be elected as directors.

     On March 25, 1996, the Company had 7,045,556 outstanding shares of Common Stock (representing 7,045,556 votes) and 1,351,235 shares of Series B Common Stock (representing 13,512,350 votes). Holders of Common Stock and Series B Common Stock of record at the close of business on March 25, 1996 are entitled to notice of and to vote on all matters that may properly come before the meeting except that holders of Series B Common Stock may not vote for the election of directors electable solely by the holders of Common Stock.

     The proxy solicited hereby may be revoked at any time before its exercise by giving notice of revocation to the Secretary of the Company or by executing and delivering a proxy bearing a later date or by attending and voting at the Annual Meeting of Shareholders or any adjournment thereof. Unrevoked proxies will be voted at the meeting in accordance with the specifications made thereon, but in the absence of such specifications will be voted FOR each proposal. Unsigned and undated proxies shall not be voted. Votes with respect to the election of directors shall be counted as set forth above. With respect to all other matters brought before the meeting (including without limitation the adoption of the Company's 1996 Nonemployee Directors' Stock Incentive Plan), the affirmative vote by the majority of the votes present at the meeting (in person or by proxy) shall be required to approve such matter.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as to the beneficial ownership of the Company's Common Stock and Series B Common Stock as of March 25, 1996 by each person known by the Board of Directors of the Company to own beneficially more than 5% of the outstanding shares of Common Stock and Series B Common Stock of the Company, by each director and nominee, by each of the executive officers named in the Summary Compensation Table included elsewhere in this proxy statement (the "Summary Compensation Table") and by all directors and executive officers as a group. The Michael Baker Corporation Employee Stock Ownership Plan and Trust (the "ESOP") holds approximately 71.1% of the voting power of the Company's outstanding Common Capital Stock. Information contained in this proxy statement as to shares held by the ESOP is as of February 29, 1996, the most recent practicable date. The information in the table concerning beneficial ownership is based upon information furnished to the Company by or on behalf of the persons named in the table.

                                             COMMON STOCK                   SERIES B COMMON STOCK
                                    ------------------------------       ----------------------------
                                    AMOUNT AND                           AMOUNT AND
                                    NATURE OF                            NATURE OF
                                    BENEFICIAL                           BENEFICIAL
              NAME                  OWNERSHIP(1)           PERCENT       OWNERSHIP(1)         PERCENT
- --------------------------------    ----------             -------       ----------           -------
Michael Baker Corporation           2,293,117                32.5%       1,232,306              91.2%
Employee Stock Ownership
Plan and Trust
  Michael Baker Corporation
  P.O. Box 12259
  Pittsburgh, PA 15231-0259
RCM Capital Management              1,139,200 (2)            16.2%            None              --
RCM Limited L.P.
RCM General Corporation
RCM Capital Funds, Inc.
  Four Embarcadero Center
  Suite 2900
  San Francisco, CA 94111
The Prudential Insurance              713,000 (3)            10.1%            None              --
  Company of America
  Prudential Plaza
  Newark, NJ 07102-3777
Dimensional Fund Advisors Inc.        455,600 (4)             6.5%            None              --
  1299 Ocean Avenue
  11th Floor
  Santa Monica, CA 90401
William J. Copeland                      None                  --             None                --
Donald P. Fusilli, Jr.                 16,046 (6)(8)         *               6,766 (7)          *
Roy V. Gavert, Jr.                      2,000                   *             None                --
John C. Hayward                        16,909 (6)(8)            *            8,321 (7)             *
Jack B. Hoey                           10,000 (5)               *             None                --
Charles I. Homan                       38,246 (5)(6)(8)         *           19,652 (5)(7)        1.5%
Thomas D. Larson                        1,525 (5)            *                None                --
Richard L. Shaw                         8,205                   *             None                --
Konrad M. Weis                          7,500 (5)               *             None                --
J. Robert White                         9,620 (6)(8)            *               92 (7)             *
Edward L. Wiley                        21,652 (5)(6)(8)         *           14,331 (5)(7)        1.1
William A. Wulf                         2,000 (5)               *             None              --
All Directors and Executive           184,403 (5)(6)(8)       2.6%          62,436 (5)(7)        4.6%
  Officers
  as a group (20 persons)

- ---------

* Less than 1%

(1) Under regulations of the Securities and Exchange Commission, a person who has or shares voting or investment power with respect to a security is considered a beneficial owner of the security. Voting power is the power to vote or direct the voting of shares, and investment power is the power to dispose of or direct the disposition of shares. Unless otherwise indicated in the other footnotes below, each person has sole voting power and sole investment power as to all shares listed opposite his name. The ESOP requires the trustee to vote the shares held by the trust in accordance with the instructions from the ESOP participants for all shares allocated to such participants' accounts. Allocated shares for which no such instructions are given and shares not allocated to the account of any employee are voted by the trustee in the same proportion as the votes for which participant instructions are given, except in the case of a tender offer, in which case allocated shares for which no instructions are given are not voted or tendered.

(2) RCM Capital Funds, Inc., a registered investment advisor, has no voting power with respect to any shares and has sole dispositive power with respect to 524,600 shares. This information has been taken from Schedule 13G dated February 8, 1996 of RCM Capital Funds, Inc. The other three RCM entities have sole voting power and sole dispositive power with respect to 614,600 shares. This information has been taken from Schedule 13G dated February 5, 1996 filed jointly by these other three entities.

(3) The Prudential Insurance Company of America has sole voting power and sole dispositive power with respect to 532,000 shares, and shared voting power and shared dispositive power with respect to 181,000 shares. This information has been taken from Schedule 13G dated February 8, 1996 of The Prudential Insurance Company of America.

(4) Dimensional Fund Advisors Inc., a registered investment advisor, is deemed to have beneficial ownership of 455,600 shares as of December 31, 1995, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, for all of which Dimensional Fund Advisors Inc. serves as investment manager. Dimensional Fund Advisors Inc. disclaims ownership of all such shares. This information has been taken from Schedule 13G dated February 7, 1996 of Dimensional Fund Advisors Inc.

(5) Some or all of such shares are jointly owned by such person and his spouse. Voting and investment power as to such shares is shared by the nominee and his spouse.

(6) Includes the number of shares of Common Stock indicated for each of the following persons or group which are allocated to their respective accounts as participants in the ESOP and as to which they are entitled to give binding voting instructions to the trustee of the ESOP: Mr. Fusilli (8,437 shares); Mr. Hayward (9,650 shares); Mr. Homan (16,275 shares); Mr. White (2,536 shares); Mr. Wiley (11,568 shares); and directors and executive officers as a group (77,491 shares).

(7) Includes the number of shares of Series B Common Stock indicated for each of the following persons or group which are allocated to their respective accounts as participants in the ESOP and as to which they are entitled to give binding voting instructions to the trustee of the ESOP: Mr. Fusilli (6,766 shares); Mr. Hayward (8,321 shares); Mr. Homan (18,574 shares); Mr. White (92 shares); Mr. Wiley (14,331 shares); and directors and executive officers as a group (61,358 shares).

(8) Includes shares issuable pursuant to stock options which may be exercised within 60 days of the date of this Proxy Statement for Common Stock in the following amounts: Mr. Fusilli (7,609 shares); Mr. Hayward (7,259 shares); Mr. Homan (16,893 shares); Mr. White (7,084 shares); Mr. Wiley (7,084 shares); and all directors and executive officers as a group (67,604 shares).

                              PROXY PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

     Nine directors will be elected for a one-year term expiring on the date of the next Annual Meeting of Shareholders or until their respective successors shall have been elected and shall have qualified. Six directors are to be elected by the holders of Common Stock and Series B Common Stock voting together, and three directors are to be elected solely by the holders of Common Stock. The persons named in the enclosed proxy intend to vote for the nominees whose names appear below. Although it is expected that such nominees will be available for election, if any of them becomes unable or is unwilling to serve at the time the election occurs, it is intended that shares represented by proxies will be voted for the election of the other nominees named and such substituted nominees, if any, as shall be designated by the Company's Board of Directors.

     The following table sets forth certain information regarding the nominees as of March 25, 1996. All of the nominees were elected directors by the Company's shareholders at the 1995 Annual Meeting. Except as otherwise indicated, each nominee has held the principal occupation listed or another executive position with the same entity for at least the past five years.

                            DIRECTOR                   PRINCIPAL OCCUPATION; OTHER
         NOMINEE              SINCE                         DIRECTORSHIPS; AGE
- -------------------------  -----------      --------------------------------------------------
TO BE ELECTED BY HOLDERS OF COMMON STOCK AND SERIES B COMMON STOCK
Charles I. Homan              1994          President and Chief Executive Officer since
                                            October 1994; formerly Executive Vice President
                                            from January 1990 to September 1994; formerly
                                            Senior Vice President from April 1988 to December
                                            1989; formerly President of Michael Baker Jr.,
                                            Inc. (a subsidiary) from May 1983 to September
                                            1994; Director of Century Financial Corporation
                                            and Century National Bank; Age 52
Thomas D. Larson              1993          Self employed (consultant); formerly
                                            Administrator, United States Federal Highway
                                            Administration until January 1992; formerly
                                            Secretary of the Pennsylvania Department of
                                            Transportation; formerly Professor of Engi-
                                            neering, The Pennsylvania State University; Age 67
Richard L. Shaw               1966          Chairman of the Board; formerly Chairman of the
                                            Board, President and Chief Executive Officer of
                                            the Company from September 1993 through September
                                            1994; formerly President and Chief Executive
                                            Officer of the Company from April 1984 to May
                                            1992; Director of L.B. Foster Company
                                            (manufacturing); Age 68
Konrad M. Weis                1991          Retired; formerly President and Chief Executive
                                            Officer of Bayer USA Inc.--(chemicals, health care
                                            and imaging technologies); Director of PNC Equity
                                            Management Corporation, Titan Pharmaceuticals,
                                            Inc. and Dravo Corporation; Age 67
J. Robert White               1994          Executive Vice President, Chief Financial Officer
                                            and Treasurer since July 1994; formerly Assistant
                                            Director of Investor Relations for Westinghouse
                                            Electric Corporation from prior to 1990 through
                                            June 1994; formerly Adjunct Professor of
                                            Accounting and Finance at the University of
                                            Pittsburgh and Carnegie-Mellon University; Age 53
William A. Wulf               1985          Professor of Computer Science at the University of
                                            Virginia; formerly Associate Director of the
                                            National Science Foundation; Age 56

                            DIRECTOR                   PRINCIPAL OCCUPATION; OTHER
         NOMINEE              SINCE                         DIRECTORSHIPS; AGE
- -------------------------  -----------      --------------------------------------------------
TO BE ELECTED SOLELY BY HOLDERS OF COMMON STOCK
William J. Copeland           1983          Retired; formerly Chairman of the Board of the
                                            Company; formerly Vice Chairman of the Board of
                                            PNC Financial Corp. and Pittsburgh National Bank;
                                            Director or trustee of various investment
                                            companies affiliated with Federated Investors,
                                            Inc.; Age 77
Roy V. Gavert, Jr.            1988          President and Chief Executive Officer of Kiplivit
                                            North America, Inc. (manufacturing) since July
                                            1995; Managing Director of World Class Processing,
                                            Inc. (manufacturing); principal of the Horton
                                            Company (manufacturer of valves for household
                                            appliances); formerly Managing Director of Gavert
                                            Wennerholm & Co. (venture capital); formerly
                                            Managing Director of Eagle Capital, Inc.
                                            (investment bank and venture capital); formerly
                                            Executive Vice President, Westinghouse Electric
                                            Corporation; Age 62
Jack B. Hoey                  1988          Retired; formerly Chairman, President and Chief
                                            Executive Officer of Peoples Natural Gas Company
                                            (public utility); Director of United Financial
                                            Technologies, Inc. and Coastal Glass Distributors;
                                            Age 68

BOARD AND COMMITTEE MEETINGS

     During 1995 there were eight meetings of the Company's Board of Directors. The Executive Committee of the Board of Directors, of which Messrs. Copeland, Shaw, Gavert and Homan are members, held six meetings. The Audit Committee of the Board of Directors, of which Messrs. Gavert, Larson and Wulf are members, held three meetings. The Compensation Committee, of which Messrs. Hoey, Weis and Larson are members, held four meetings. The Nominating Committee, of which Messrs. Hoey, Copeland and Weis are members, held no meetings. Section 2.01.1 of the Company's By-Laws sets forth procedures by which shareholders may nominate candidates for election as directors. All directors attended at least 75% of the total number of meetings of the Board of Directors and of all committees of the Board of which they were members.

     The Executive Committee was established with all the powers and the right to exercise all the authority of the Board of Directors in the management of the business and affairs of the Company. The functions performed by the Audit Committee include recommending the independent accountants, reviewing with the independent accountants the plan for, and the results of, the auditing engagement, approving professional services provided by the independent accountants prior to the performance of such services, reviewing the independence of the independent accountants and reviewing the Company's system of internal accounting controls. The Compensation Committee reviews and recommends to the Board the compensation of senior executive personnel and directors. The Nominating Committee was established in August 1993 to interview and recommend to the Board candidates to serve as executive officers and/or directors.

                             DIRECTORS AND OFFICERS

COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth certain information regarding compensation received by the Chief Executive Officer and the four remaining most highly compensated executive officers of the Company for the year ended December 31, 1995.

SUMMARY COMPENSATION TABLE

                                                               LONG-TERM COMPENSATION
                                         ------------------------------------------------------------------
                                                 ANNUAL
                                              COMPENSATION              SECURITIES
                                         -----------------------        UNDERLYING            ALL OTHER
NAME AND PRINCIPAL POSITION   YEAR        SALARY         BONUS         OPTIONS(#)(2)       COMPENSATION(1)
- ---------------------------   ----       --------       --------       -------------       ----------------
Charles I. Homan              1995       $302,500       $ 29,431           27,500              $ 10,063
  President and Chief         1994        226,600         17,876               --               $10,025
  Executive Officer           1993        195,000         17,064               --                 9,736
Donald P. Fusilli, Jr.        1995        180,000          4,216           12,600                 8,349
  President of Baker/MO       1994        171,000             --               --                 8,271
  Services, Inc., a           1993        154,000             --               --                 7,665
  subsidiary
John C. Hayward               1995        170,000         21,448           11,900                 9,128
  President of Michael        1994        140,000         15,060               --                 8,738
  Baker, Jr., Inc., a         1993        130,000         13,300               --                 7,392
  subsidiary
J. Robert White(3)            1995        165,000         19,597           11,550                 7,642
  Executive Vice President    1994         82,500        100,000               --                   744
  and Chief Financial         1993             --             --               --                    --
  Officer
Edward L. Wiley               1995        165,000         17,535           11,550                 6,232
  Executive Vice President    1994        150,000         12,214               --                 6,120
  of Michael Baker, Jr.,      1993        140,500         13,173               --                 6,211
  Inc., a subsidiary

- ---------

(1) Includes matching contributions made by the Company under its 401(k) plan paid on behalf of the following individuals in 1995, 1994 and 1993, respectively: Mr. Homan, $7,759, $7,721 and $7,500; Mr. Fusilli, $7,717,
    $7,745 and $7,193; Mr. Hayward, $7,736, $7,346 and $6,000; and Mr. Wiley,
    $5,178, $5,193 and $5,404. A contribution of $6,029 was made on behalf of Mr. White in 1995. Also includes group life insurance premiums paid by the Company on behalf of the following individuals in 1995, 1994 and 1993, respectively: Mr. Homan, $2,304, $2,304 and $2,236; Mr. Fusilli, $632, $526
    and $471; Mr. Hayward, $1,392, $1,392 and $1,392; and Mr. Wiley, $1,054,
    $927 and $807. Premiums of $1,613 and $744 were paid on behalf of Mr. White in 1995 and 1994, respectively.

(2) Stock options were granted January 1, 1995 under the Company's 1995 Stock Incentive Plan.

(3) Mr. White joined the Company July 1, 1994. His annualized salary for 1994 was $165,000.

                   OPTIONS GRANTED IN YEAR ENDED DECEMBER 31, 1995

                                                                                          POTENTIAL REALIZABLE
                                                                                            VALUE OF ASSUMED
                                          % OF TOTAL                                        ANNUAL RATES OF
                                           OPTIONS                                          STOCK PRICE FOR
                              NO. OF      GRANTED TO     EXERCISE                            OPTION TERM(S)
                             OPTIONS      EMPLOYEES       PRICE/       EXPIRATION      --------------------------
          NAME               GRANTED       IN 1995         SHARE          DATE             5%             10%
- -------------------------    --------     ----------     ---------     -----------     ----------     -----------
Charles I. Homan              27,500         15.55%        $5.00        12/31/2004     $75,807.63     $186,717.81
Donald P. Fusilli, Jr.        12,600          7.12          5.00        12/31/2004      34,733.68       85,550.70
John C. Hayward               11,900          6.73          5.00        12/31/2004      32,804.03       80,797.89
J. Robert White               11,550          6.53          5.00        12/31/2004      31,839.20       78,421.48
Edward L. Wiley               11,550          6.53          5.00        12/31/2004      31,839.20       78,421.48

     All options were granted pursuant to the 1995 Stock Incentive Plan and vest in four equal annual installments beginning on the date of grant. The dollar amounts under the potential realizable value column are the result of calculations of assumed annual compound rates of appreciation over the ten-year life of the options in accordance with the proxy regulations of the Securities and Exchange Commission and are not intended to forecast possible future appreciation, if any, of the Company's Common Stock. The actual value, if any, an executive may realize will depend on the excess of the market price of the shares over the exercise price on the date the option is exercised.

COMPENSATION OF DIRECTORS

     Compensation for non-employee directors is as follows: Annual retainer--$15,000; Attendance at each regularly scheduled Board of Directors meeting--$1,000; Attendance at each special meeting of the Board of Directors--$1,000; Attendance at a committee meeting scheduled on a date other than the date of a regularly scheduled Board of Directors meeting--$500; Attendance at a committee meeting scheduled on the date of a regularly scheduled Board of Directors meeting--$500; Telephonic attendance at a Board of Directors or committee meeting--$100; Additional annual retainer for chairman of the Board of Directors--$5,000; and Additional annual retainer for committee chairmen--$2,500.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement in whole or in part, the following report and the Stock Performance Graph on page 9 shall not be incorporated by reference into any such filings.

REPORT OF THE COMPENSATION COMMITTEE

  Introduction

     Decisions regarding compensation of the Company's executives generally are made by a three-member Compensation Committee of the Board. All decisions of the committee relating to compensation of the Company's executive officers are reviewed and approved by the full Board. Set forth below is a report submitted by Messrs. Hoey, Larson and Weis in their capacity as the Board's Compensation Committee addressing the Company's compensation policies for 1995 as they affected executive officers of the Company, including Mr. Homan, the President and Chief Executive Officer, and Messrs. White, Hayward, Fusilli and Wiley, the four executive officers other than Mr. Homan who were, for 1995, the Company's most highly paid executives.

  Compensation Philosophy

     The Company applies a consistent philosophy toward compensation based upon the following objectives: (i) to attract and retain executive officers and other key employees of outstanding ability, and to motivate all employees to perform to the full extent of their abilities; (ii) to ensure that pay is competitive with other leading companies in the Company's industry; (iii) to reward executive officers for corporate, group and individual performance; and (iv) to ensure that total compensation to the executive officers as group is not disproportionate when compared to the Company's total employee population.

  Compensation

     The Company applies a compensation program consisting of base salary and annual incentive compensation. In determining Mr. Homan's salary as President and Chief Executive Officer and the remaining Executive Officers' base salaries for 1995, the Compensation Committee considered predecessors' salaries, the relationship of compensation to other executive officers of the Company, the Company's current and projected growth and profitability performance, an executive compensation report prepared on the Company's behalf by Hewitt Associates (a compensation consulting firm) (the "Hewitt Report") and available executive compensation studies published by Arthur Andersen & Co. and the Engineering News Record, a trade publication for the engineering and construction industry.

     Incentive compensation for Mr. Homan and the other executive officers is determined by reference to corporate performance goals measured by financial ratios such as profitability and earnings per share growth. Each such officer's annual performance is measured by reviewing the return on sales, new work added, accounts receivable, human resources development and total quality management goals.

     The Chief Executive Officer recommends to the Compensation Committee salary adjustments for executive officers. The committee reviews these recommendations in light of the above factors and with reference to the Hewitt Report and the executive salary studies described above. A final comparison is made to verify that the total percentage increase in compensation paid to the executive officers as a group is not disproportionate to the percentage increase applicable to other Company employee groups.

     All executive employees participate in an annual incentive program. The components of the plan are based upon corporate and individual performance. Measures of corporate performance may include, but are not limited to, one or more financial ratios such as earnings per share, profitability, return on equity and return on assets. Individual performance is based on the performance rating received as part of the annual Performance Management Process. The Performance Management Process is a program which emphasizes performance planning (management/employee goal setting), progress reviews and management feedback to employees. A primary objective of the program is to enhance the professional development of the individual employee. The rating is based upon factors agreed to by the Chief Executive Officer and the individual executive officer.

     In 1992, the Compensation Committee retained the services of Hewitt Associates, a compensation consulting firm, with a continuing task to assist the committee in connection with performance of its duties in 1995. Hewitt provides ongoing advice to the committee with respect to the reasonableness of compensation paid to executive officers of the Company.

  1995 Stock Incentive Plan

     On December 15, 1994, the Board of Directors approved the 1995 Stock Incentive Plan, which was approved by the shareholders at the 1995 Annual Meeting and provides long-term incentive compensation to eligible employees. Stock options are awarded based on the Compensation Committee's judgment concerning the position and responsibilities of the employee being considered, the nature and value of his or her services, his or her current contribution to the success of the Company, and any other factors which the Compensation Committee may deem relevant. Stock option awards tie the interests of employees to the long-term performance of the Company, and provide an effective incentive for employees to create shareholder value over the long term since the full benefit of the compensation package cannot be realized unless an appreciation in the Company's stock price occurs over a number of years.

  1996 Nonemployee Directors' Stock Incentive Plan

     On February 27, 1996, the Board of Directors approved the 1996 Nonemployee Directors' Stock Incentive Plan which, if adopted by the shareholders of the Company, will provide long-term incentive compensation to eligible directors. Stock options and restricted shares will be granted to eligible directors pursuant to the Plan following the annual meeting of shareholders each year. Stock option and restricted share grants will create a long-term mutuality of interests between the nonemployee directors and shareholders of the Company, and provide an effective incentive for nonemployee directors to encourage the creation of shareholder value over the long term since the full benefit of the compensation package cannot be realized unless an appreciation in the Company's stock occurs over a number of years.

     This report is submitted by the Compensation Committee of the Company's Board of Directors.

          Jack B. Hoey          Konrad M. Weis         Thomas D. Larson

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPANTS

     The three members of the Compensation Committee in 1995, Jack B. Hoey, Konrad M. Weis and Thomas D. Larson, are nonemployee directors. Executive officers of the Company serve as directors of one or more subsidiaries of the Company. Various such subsidiaries have one or more executive officers who serve as directors of the Company.

STOCK PERFORMANCE GRAPH

     The following line graph compares, for the period of five years commencing December 31, 1990 and ending December 31, 1995, the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock with the cumulative total return of the S&P 500 Stock Index and with a peer group identified by the Company to best approximate the Company's diverse business groups.

                     COMPARISON OF FIVE-YEAR TOTAL RETURNS*
         MICHAEL BAKER CORPORATION ("BKR"), S&P 500, AND A PEER GROUP**
                     (PERFORMANCE RESULTS THROUGH 12/31/95)

      MEASUREMENT PERIOD         MICHAEL BAKER
    (FISCAL YEAR COVERED)         CORPORATION     PEER GROUP        S&P 500
12/90                                 100             100             100
12/91                                 181              93             130
12/92                                 198              96             140
12/93                                 148             101             155
12/94                                  50              97             157
12/95                                  67             132             215

     Assumes $100 invested at the close of trading on December 31, 1990 in the Company's Common Stock, S&P 500, and Peer Group.

 * Cumulative total return assumes reinvestment of dividends.

** The Peer Group was selected to include publicly traded companies engaging in one or more of the following lines of business: engineering, construction, and operations and maintenance. The Peer Group consists of the following companies: Greiner Engineering, Inc., Dames & Moore, Inc., Roy F. Weston Inc., Jacobs Engineering Group, Inc., ICF International, Inc., Earth Technology Corp. (USA), Harding Associates, Inc., URS Corp., Guy F. Atkinson Co. of California, Granite Construction Inc., Kasler Corp., Turner Corp., McDermott International, Inc., Oceaneering International Inc., Air & Water Technologies Corp., Halliburton Co., CRSS Inc., Fluor Corp., Foster Wheeler Corp., Gilbert Associates, Morrison Knudsen Corp., Perini Corp., and Stone & Webster, Inc.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Such persons are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms which they file. To the Company's knowledge, no such persons were deliquent in filing required reports in 1995. In making this disclosure, the Company has relied solely on written representations of its directors and executive officers and copies of the reports that they have filed with the Commission.

TRANSACTIONS WITH MANAGEMENT

     The Company entered into an employment agreement with Richard L. Shaw (formerly President and Chief Executive Officer of the Company) in April 1988, which agreement was supplemented in March 1992 and October 1994. At the time of his retirement as of the end of September 1994, Mr. Shaw was being compensated at an annual salary of approximately $400,000. The agreement provides for Mr. Shaw's performance of consulting services to the Company from October 1, 1994 until May 31, 1998, with annual compensation equal to 20% of his salary prior to retirement. In addition, during this period, the Company will cover costs of health insurance, reimburse actual out-of-pocket expenses and maintain a life insurance policy for Mr. Shaw. This agreement also provides for a supplemental retirement benefit of $2,500 per month commencing after the expiration of such period.

     On September 3, 1991, the Company, through a newly formed subsidiary, Baker Mellon Stuart Construction, Inc. ("BMSCI"), acquired certain assets and contracts from Federal Street Construction Co., Inc. (formerly Mellon Stuart Company) ("Federal Street"), a corporation of which at the time of such acquisition Glenn S. Burns (currently President of BMSCI) was a shareholder and general counsel. In connection with such acquisition, Mr. Burns became general counsel of BMSCI. In May 1995, Mr. Burns became President of BMSCI. The purchase price for such assets and contracts was $500,000 cash and a receivable of $1,285,000 from Federal Street for the net negative book value of the acquired assets and contracts of Federal Street as of the acquisition date. The Company may make additional payments to Federal Street or Federal Street may owe amounts to the Company based upon the profitability of the contracts acquired. The purchase price was arrived at by negotiation between the parties. In addition, on March 1, 1995 the Company paid $845,000 to Federal Street, based upon the operating performance of BMSCI in 1991, 1992 and 1993 and as consideration for certain noncompetition covenants of Federal Street (subject to set-off for amounts owed by Federal Street to the Company).

     On August 17, 1990 (effective as of July 1, 1990), the Company, through Baker/MO Services, Inc. ("Baker/MO"), a newly formed subsidiary, acquired all the outstanding shares of capital stock of MO, Inc. ("MO") from Michael E. Gibbs, MO's sole shareholder. Also on August 17, 1990 (effective as of July 1,
1990), the Company, through MO Services L.P., a newly formed limited partnership the partners of which are subsidiaries of the Company, acquired substantially all of the net assets of MO Project Services, Inc. ("MOPS"), a corporation of which Mr. Gibbs is the sole shareholder. As consideration for certain noncompetition covenants of MOPS contained in the purchase agreement, the Company issued a promissory note to MOPS in the amount of $1,250,000, paid in the following installments: January 15, 1991--$350,000; January 15, 1992--$200,000; January 15, 1993--$200,000; January 15, 1994--$250,000; and
January 15, 1995--$250,000.

     In connection with the acquisitions of the stock of MO and the assets of MOPS described above, the Company and Baker/MO entered into an employment agreement with Mr. Gibbs, pursuant to which Mr. Gibbs was employed as President of Baker/MO and General Manager of MO Services L.P. for the period from July 1, 1990 through June 30, 1995. Mr. Gibbs resigned effective February 15, 1995. The employment agreement contained certain noncompetition covenants, pursuant to which Mr. Gibbs agreed, during the term of the agreement and for five years after any termination, not to engage in any business which competes with Baker/MO or MO Services L.P. or any of their affiliates or subsidiaries. In consideration for such covenants the Company issued a promissory note to Mr. Gibbs in the amount of $1,250,000, paid in the following installments: January 15, 1991--$350,000; January 15, 1992--$200,000; January 15, 1993--$200,000;
January 15, 1994--$250,000; and January 15, 1995--$250,000.

     Baker/MO and MO Services L.P. leased office space and adjacent operational facilities in Houston, Texas from Blue River Investments, Inc., a corporation which is approximately 50% owned by Mr. Gibbs and of which Mr. Gibbs is the President. The lease was on a month-to-month basis and is for approximately 21,800 square feet of office space plus adjacent facilities. Rental paid under the lease in 1995 was $144,000. The Company terminated the lease effective March 31, 1996.

                              PROXY PROPOSAL NO. 2

            ADOPTION OF NONEMPLOYEE DIRECTORS' STOCK INCENTIVE PLAN

     The 1996 Nonemployee Directors' Stock Incentive Plan (the "Directors' Plan") was adopted by the Board of Directors on February 27, 1996. The affirmative vote of a majority of the votes represented in person or by proxy at the Annual Meeting is required for approval of the Directors' Plan. The Board of Directors recommends that the shareholders vote for approval of the adoption of the Directors' Plan.

     The principal features of the Directors' Plan are summarized below, but the summary is qualified in its entirety by the full text of the Directors' Plan, which is set forth as Exhibit A to this Proxy Statement.

GENERAL

     The purposes of the Directors' Plan are to promote the long-term success of the Company by creating a long-term mutuality of interests between the nonemployee directors and shareholders of the Company, to provide an additional inducement for such directors to remain with the Company, to reward such directors by providing an opportunity to acquire shares of Common Stock on favorable terms and to provide a means through which the Company may attract able persons to serve as directors of the Company.

     The aggregate number of shares which may be issued and as to which grants or awards of stock options and/or restricted shares may be made under the Directors' Plan is 150,000 shares of Common Stock, subject to proportionate adjustment in the event of stock splits and similar events. If any stock option granted under the Directors' Plan is cancelled by mutual consent or terminates or expires for any reason without having been exercised in full, the number of shares subject thereto shall again be available for purposes of the Director's Plan. If shares of Common Stock are forfeited to the Company pursuant to the restrictions applicable to restricted shares awarded under the Directors' Plan, the shares so forfeited shall not again be available for purposes of the Directors' Plan unless during the period such shares were outstanding the awardee received no dividends or other "benefits of ownership" from such shares. For purposes of applying that standard, no benefit is deemed to be derived by an awardee from voting rights or where dividends accumulate but due to forfeiture are never realized.

ADMINISTRATION

     The Directors' Plan will be administered by a Committee (the "Committee") appointed by the Board of Directors and consisting of not less than two members of the Board. The Board of Directors has appointed the Compensation Committee of the Board as the Committee to administer the Directors' Plan.

     The Committee has the power to interpret the Directors' Plan and to prescribe rules, regulations and procedures in connection with the operations of the Directors' Plan. All questions of interpretation and application of the Directors' Plan, or as to stock options granted or restricted shares awarded under the Directors' Plan, will be subject to the determination of the Committee, which will be final and binding.

     Notwithstanding the discretion to administer the Directors' Plan granted to the Committee, the selection of the directors to whom stock options are to be granted or restricted shares awarded, the timing of such grants and awards, the number of shares subject to any stock options or restricted share award, the terms of any restricted share award, the exercise price of any stock option, the periods during which any stock option may be exercised and the term of any stock option are set forth in the Directors' Plan, and the Committee has no discretion as to such matters.

GRANT OF STOCK OPTIONS AND AWARD OF RESTRICTED SHARES

     On the first business day following each Annual Meeting of Shareholders of the Company, each person who is then a member of the Board of Directors of the Company and who is not then an employee of the Company or any of its subsidiaries (a "nonemployee Director") will be granted a "nonstatutory stock option" (i.e., a stock option which does not qualify under Section 422 of the Internal Revenue Code of 1986) to purchase 1,000 shares of Common Stock, and shall be awarded 500 restricted shares. If the number of shares remaining available for the grant of stock options and the award of restricted shares under the Plan is not sufficient for each nonemployee Director to be granted an option for 1,000 shares and awarded 500 restricted shares, then each nonemployee Director shall be granted an option and awarded restricted shares for a number of whole shares equal to the number of shares then remaining available divided by the number of nonemployee

Directors, disregarding any fractions of a share, and allocating one-half of the remaining shares to options and one-half to restricted shares.

STOCK OPTIONS

     The option price for each stock option will be the fair market value of the Common Stock on the date the stock option is granted. Fair market value, for this purpose, will generally be the mean between the publicly reported high and low sale prices per share of the Common Stock for the date as of which fair market value is to be determined.

     No stock option may be exercised by a grantee during the first six months of its term, unless the exercise date has been accelerated upon the occurrence of one or more events described under "Acceleration of Options and Lapse of Restrictions in Certain Events" below. Each stock option shall expire, and no stock option may be exercised, after the expiration of ten years from the date of grant. A stock option to the extent exercisable at any time may be exercised in whole or in part.

     If a grantee ceases to be a director for any reason, any unexpired option which is then exercisable will remain exercisable for a period of one year following the date such grantee ceases to be a director or until the expiration of the option, whichever is shorter. If the grantee dies after ceasing to be a director, any unexpired stock option will be exercisable by the person entitled to do so under his Will or by his legal representative (but only to the extent such option was exercisable by the grantee immediately prior to his death) at any time prior to the expiration of such option or within one year after the date of death, whichever is shorter.

     The option price for each stock option will be payable in full in cash at the time of exercise; however, in lieu of cash the person exercising the stock option may pay the option price in whole or in part by delivering to the Company shares of Common Stock having a fair market value on the date of exercise of the stock option (determined as described above) equal to the option price for the shares being purchased, except that any portion of the option price representing a fraction of a share must be paid in cash, and no shares of Common Stock which have been held less than six months may be delivered in payment of the option price.

     No stock option granted under the Directors' Plan is transferable other than by Will or by the laws of descent and distribution, and a stock option may be exercised during a grantee's lifetime only by the grantee.

RESTRICTED SHARES

     Awards of restricted shares shall be confirmed by an agreement which shall set forth the number of shares of Common Stock awarded. The agreement shall be executed on behalf of the Company by the Chief Executive Officer or by the Chief Financial Officer and by the awardee. None of the restricted shares may be sold, assigned, transferred, pledged or otherwise encumbered or disposed of during a period of two years commencing on the date of the award of the restricted shares (the "Restricted Period"), except that shares may be transferred by Will or by the laws of descent and distribution and the transfer restriction will lapse in the event the awardee ceases to be a director of the Company as a result of voluntary retirement with the consent of the Company, disability, or death. The restricted shares shall be forfeited during the Restricted Period in the event the awardee ceases to be a director of the Company for any reason, other than as a result of voluntary retirement with the consent of the Company, disability, or death.

     Following a restricted share award and prior to the lapse or termination of the applicable restrictions, share certificates for the restricted shares shall be issued in the name of the awardee and deposited with the Company in escrow together with related stock powers signed by the awardee. Upon the lapse or termination of the applicable restrictions (and not before such time), the awardee shall be issued or transferred share certificates for such restricted shares. From the date a restricted share award is effective, the awardee shall be a shareholder with respect to all the shares represented by such certificates and shall have all the rights of a shareholder with respect to all the shares, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares.

ACCELERATION OF OPTIONS AND LAPSE OF RESTRICTIONS IN CERTAIN EVENTS

     The Plan provides for acceleration of the exercisability of stock options and the lapse of restrictions on restricted share awards upon the occurrence of one or more events described in Section 8 of the Plan ("Section 8 Events"). Such an event is deemed to have occurred when (1) the Company acquires actual knowledge that any person (other than the Company, a subsidiary or an employee benefit plan sponsored by the Company) has acquired beneficial ownership, directly or indirectly, of securities representing 20% or more of the voting power of the Company, (2) a tender offer is made to acquire securities representing 20% or more of the voting power of the Company, (3) a person other than the Company solicits proxies relating to the election or removal of 50% or more of any class of the Board of Directors or (4) the shareholders of the Company approve a merger, consolidation, share exchange, division or sale or other disposition of assets of the Company as a result of which the shareholders of the Company immediately prior to the transaction will not own a majority of the voting power of the surviving or resulting corporation or any corporation which acquires the stock of the Company or more than 10% of its consolidated assets.

     Notwithstanding any other provision contained in the Plan, in case any
Section 8 Event occurs all outstanding stock options will become immediately and fully exercisable whether or not otherwise exercisable by their terms and all restrictions applicable to restricted share awards will lapse regardless of the scheduled lapse of such restrictions.

POSSIBLE ANTI-TAKEOVER EFFECT

     The provisions of the Plan providing for the acceleration of the exercise date of stock options and the lapse or restrictions on restricted share awards upon the occurrence of a Section 8 Event may be considered as having an anti-takeover effect.

MISCELLANEOUS

     The Board of Directors may amend or terminate the Directors' Plan at any time except that the Board may not revoke any outstanding stock options and except that no amendment of the Directors' Plan may (i) be made without shareholder approval if shareholder approval of the amendment is at the time required for stock options under the Directors' Plan to qualify for the exemption from short-swing trading liability under Section 16(b) of the Securities Exchange Act of 1934 provided by Securities and Exchange Commission Rule 16b-3 or by the rules of any stock exchange on which the Common Stock is listed, (ii) amend more than once every six months the provisions of the Directors' Plan relating to the selection of the directors to whom stock options are to be granted or restricted shares are to be awarded, the timing of such grants and awards, the number of shares subject to any stock option or restricted share award, the exercise price of any stock option, the periods during which any stock option may be exercised and the term of any stock option other than to comport with changes in the Internal Revenue Code or the rules and regulations thereunder or (iii) otherwise amend the Directors' Plan in any manner that would cause stock options under the Directors' Plan not to qualify for the exemption provided by Rule 16b-3. No amendment or termination of the Directors' Plan may, without the written consent of the holder of a stock option or restricted share award theretofore awarded under the Directors' Plan, adversely affect the rights of such holder with respect thereto.

     Notwithstanding the provisions described in the preceding paragraph, the Board has the power to amend the Directors' Plan in any manner deemed necessary or advisable for stock options granted under the Directors' Plan to qualify for the exemption provided by Rule 16b-3, and any such amendment will, to the extent deemed necessary or advisable by the Board, be applicable to any outstanding stock options theretofore granted under the Directors' Plan.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of the principal Federal income tax consequences of the grant and exercise of nonstatutory stock options and the award of restricted shares under present law.

     Nonstatutory Stock Options. A director will not recognize any taxable income for Federal income tax purposes upon receipt of a nonstatutory stock option.

     Upon the exercise of a nonstatutory stock option, the amount by which the fair market value of the shares received, determined as of the date of exercise, exceeds the option price is generally treated as compensation received by the director on the date of exercise. If the option price of the nonstatutory stock option is paid in whole or in part in shares, no income, gain or loss is recognized on the receipt of shares equal in value on the date of exercise to the shares delivered in payment of the option price. The fair market value of the remainder of the shares received upon exercise of the nonstatutory stock option, determined as of the date of exercise, less the amount of cash, if any paid upon exercise, is treated as compensation received on the date of exercise of the nonstatutory stock option. Special rules will apply upon the exercise by a director of a nonstatutory stock option in certain limited circumstances if there is a Section 16(b) restriction period following the date of exercise.

     The Company generally will be entitled to a deduction for compensation paid in the same amount treated as compensation received.

     Restricted Shares. An awardee of restricted shares will not recognize any taxable income for Federal income tax purposes in the year of the award, provided the shares are subject to restrictions (that is, they are nontransferable and subject to a substantial risk of forfeiture). If an awardee is subject to Section 16(b) of the 1934 Act on the date of the award, the shares generally will be deemed to be subject to restrictions (in addition to the restrictions imposed by the award) for at least six months following the date of the award. However, an awardee may elect under Section 83(b) of the Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the date of the award, determined without regard to the restrictions. If the awardee does not make a Section 83(b) election, the fair market value of the shares on the date the restrictions lapse will be treated as compensation income to the awardee and will be taxable in the year the restrictions lapse. The Company generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the awardee.

     Other Tax Matters. The acceleration of the exercise date of stock options, the exercise of a stock option, or the lapse of restrictions on restricted shares following the occurrence of a Section 8 Event, in certain circumstances, may result in (i) a 20% Federal excise tax (in addition to Federal income tax) to the director on certain amounts associated with the stock option or, in the case of restricted shares, on all or a portion of the fair market value of the shares on the date the restrictions lapse and (ii) the loss of the compensation deduction which would otherwise be allowable to the Company.

                            NEW PLAN BENEFITS TABLE

     No stock options have been granted or restricted shares awarded under the Directors' Plan. The following table sets forth what options and restricted shares will be granted after the Annual Meeting of Shareholders upon approval of the Directors' Plan. No stock options will be granted and no restricted shares will be awarded under the Directors' Plan to employees of the Company.

                NAME                     STOCK OPTIONS(#)     RESTRICTED SHARES(#)
- -------------------------------------    ----------------     --------------------
William J. Copeland                            1,000                    500
Roy V. Gavert, Jr.                             1,000                    500
Jack B. Hoey                                   1,000                    500
Thomas D. Larson                               1,000                    500
Richard L. Shaw                                1,000                    500
Konrad M. Weis                                 1,000                    500
William A. Wulf                                1,000                    500
                                              ------                 ------
Nonemployee directors as a group               7,000                  3,500

                                    AUDITORS

     The Board of Directors of the Company has selected the independent accounting firm of Price Waterhouse LLP ("PW") to examine the financial statements of the Company for the 1996 fiscal year.

     PW audited the financial statements of the Company for the 1995 fiscal year. The Board of Directors expects that representatives of PW will be present at the Annual Meeting of Shareholders and, while such representatives do not currently plan to make a statement at the meeting, they will be available to respond to appropriate questions.

     Upon the recommendation of the Audit Committee and the approval of the Executive Committee, on August 22, 1994 the Company dismissed Arthur Andersen & Co. ("AA") as its independent accountants. The reports of AA on the Company's financial statements for the two fiscal years ended December 31, 1993 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty or accounting principle. In connection with its audits for the two fiscal years ended December 31, 1993 and through August 22, 1994 there have been no disagreements with AA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of AA, would have caused AA to make reference thereto in their report on the Company's financial statements for such years. During the two fiscal years ended December 31, 1993 and through August 22, 1994 there have been no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v) promulgated under the Securities Act of 1933, as amended). In a letter dated August 24, 1994 AA agreed with the statements set forth in this paragraph. A copy of such letter is included as Exhibit 16 to the Company's Current Report on Form 8-K dated August 22, 1994.

     The Company engaged PW as its new independent accountants as of August 22, 1994. During the two full fiscal years ended December 31, 1993, the Company engaged PW to audit the financial statements of BMSCI. The opinions of AA on the Company's financial statements for such years, insofar as they related to amounts included for BMSCI, were based solely on the reports of PW.

                                 OTHER MATTERS

     The Board of Directors does not know at this time of any other or further business that may come before the meeting, but, if any such matters should hereafter become known or determined and be properly brought before such meeting for action, the proxy holders will vote upon the same according to their discretion and best judgment.

     The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, in a limited number of instances, officers, directors and regular employees of the Company may, for no additional compensation, solicit proxies in person or by telephone to vote for all nominees.

     In order to be eligible for inclusion in the Company's Proxy Statement for the 1997 Annual Meeting of Shareholders, which is presently expected to be held on or about April 26, 1997, a proposal submitted by a shareholder for such meeting must be received by the Secretary, Michael Baker Corporation, P.O. Box 12259, Pittsburgh, Pennsylvania 15231-0259 on or before December 26, 1996.

                                                   By Order of the Board of
                                                   Directors,

                                                         H. JAMES MCKNIGHT
                                                             Secretary
April 22, 1996

                                                                       EXHIBIT A

                           MICHAEL BAKER CORPORATION
                1996 NONEMPLOYEE DIRECTORS' STOCK INCENTIVE PLAN

     The purposes of the 1996 Nonemployee Directors' Stock Incentive Plan (the "Plan") are to promote the long-term success of Michael Baker Corporation (the "Corporation") by creating a long-term mutuality of interests between the nonemployee Directors and shareholders of the Corporation, to provide an additional inducement for such nonemployee Directors to remain with the Corporation, to reward such nonemployee Directors by providing an opportunity to acquire shares of the Common Stock, par value $1.00 per share, of the Corporation (the "Common Stock") on favorable terms and to provide a means through which the Corporation may attract able persons to serve on the Board of Directors of the Corporation (the "Board").

                                   SECTION 1
                                 ADMINISTRATION

     The Plan shall be administered by the Compensation Committee (the "Committee") appointed by the Board and consisting of not less than two members of the Board.

     The Committee shall keep records of action taken at its meetings. A majority of the Committee shall constitute a quorum at any meeting, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts unanimously approved in writing by the Committee, shall be the acts of the Committee.

     The Committee shall interpret the Plan and prescribe such rules, regulations and procedures in connection with the operations of the Plan as it shall deem to be necessary and advisable for the administration of the Plan consistent with the purposes of the Plan. All questions of interpretation and application of the Plan, or as to stock options granted under the Plan or restricted shares awarded under the Plan, shall be subject to the determination of the Committee.

     Notwithstanding the above, the selection of the nonemployee Directors to whom stock options are to be granted or restricted shares are to be awarded, the timing of such grants and awards, the number of shares subject to any stock option or restricted share award, the terms of any restricted share award, the exercise price of any stock option, the periods during which any stock option may be exercised and the term of any stock option shall be as hereinafter provided, and the Committee shall have no discretion as to such matters.

                                   SECTION 2
                                  ELIGIBILITY

     Only nonemployee Directors of the Corporation, as defined in Section 4, shall be eligible to be granted stock options and to receive awards of restricted shares as described herein.

                                   SECTION 3
                        SHARES AVAILABLE UNDER THE PLAN

     The aggregate number of shares of the Common Stock which may be issued and as to which grants or awards of stock options and/or restricted shares may be made under the Plan is 150,000 shares, subject to adjustment and substitution as set forth in Section 7. If any stock option granted under the Plan is canceled or terminates or expires for any reason without having been exercised in full, the number of shares subject thereto shall again be available for purposes of the Plan. If shares of Common Stock are forfeited to the Corporation pursuant to the restrictions applicable to restricted shares awarded under the Plan, the shares so forfeited shall not again be available for purposes of the Plan unless during the period such shares were outstanding the awardee received no dividends or other "benefits of ownership" from such shares. For the purpose of applying this standard, no benefit is deemed to be derived by an awardee from voting rights or where dividends accumulate but due to forfeiture are never realized. The shares which may be issued under the Plan may be either authorized but unissued shares or treasury shares or partly each, as shall be determined from time to time by the Board.

                                   SECTION 4
             GRANT OF STOCK OPTIONS AND AWARD OF RESTRICTED SHARES

     On the first business day following the day of each annual meeting of the shareholders of the Corporation, each person who is then a member of the Board of Directors of the Corporation and who is not then an employee of the Corporation (a "nonemployee Director") shall be granted a "nonstatutory stock option" (i.e., a stock option which does not qualify under section 422 or section 423 of the Internal Revenue Code of 1986) to purchase 1,000 shares of Common Stock, and shall be awarded 500 restricted shares. If the number of shares then remaining available for the grant of stock options and the award of restricted shares under the Plan is not sufficient for each nonemployee Director to be granted an option for 1,000 shares and awarded 500 restricted shares, then each nonemployee Director shall be granted an option and awarded restricted shares equal to the number of shares then remaining available divided by the number of nonemployee Directors, disregarding any fractions of a share, and allocating one-half of the remaining shares to options and one-half to restricted shares.

                                   SECTION 5
                     TERMS AND CONDITIONS OF STOCK OPTIONS

Stock options granted under the Plan shall be subject to the following terms and conditions:

     (A) The purchase price at which each stock option may be exercised (the "option price") shall be one hundred percent (100%) of the fair market value per share of the Common Stock covered by the stock option on the date of grant, determined as provided in Section 5(G).

     (B) The option price for each stock option shall be paid in full upon exercise and shall be payable in cash in United States dollars (including check, bank draft or money order), which may include cash forwarded through a broker or other agent-sponsored exercise or financing program; provided, however, that in lieu of such cash the person exercising the stock option may pay the option price in whole or in part by delivering to the Corporation shares of the Common Stock having a fair market value on the date of exercise of the stock option, determined as provided in Section 5(G), equal to the option price for the shares being purchased; except that (i) any portion of the option price representing a fraction of a share shall in any event be paid in cash and (ii) no shares of the Common Stock which have been held for less than six months may be delivered in payment of the option price of a stock option. If the person exercising a stock option participates in a broker or other agent-sponsored exercise or financing program, the Corporation will cooperate with all reasonable procedures of the broker or other agent to permit participation by the person exercising the stock option in the exercise or financing program. Notwithstanding any procedure of the broker or other agent-sponsored program, if the option price is paid in cash, the exercise of the stock option shall not be deemed to occur and no shares of the Common Stock will be issued until the Corporation has received full payment in cash (including check, bank draft or money order) for the option price from the broker or other agent. The date of exercise of a stock option shall be determined under procedures established by the Committee, and as of the date of exercise the person exercising the stock option shall be considered for all purposes to be the owner of the shares with respect to which the stock option has been exercised. Payment of the option price with shares shall not increase the number of shares of the Common Stock which may be issued under the Plan as provided in Section 3.

     (C) Except as otherwise provided in Section 8(B), no stock option shall be exercisable while the grantee is a Director prior to the six month anniversary of the date of grant. No stock option shall be exercisable after the expiration of ten years from the date of grant. A stock option to the extent exercisable at any time may be exercised in whole or in part.

     (D) No stock option shall be transferable by the grantee otherwise than by Will, or if the grantee dies intestate, by the laws of descent and distribution of the state of domicile of the grantee at the time of death. All stock options shall be exercisable during the lifetime of the grantee only by the grantee.

     (E) If a grantee ceases to be a Director of the Corporation for any reason, any outstanding stock options of the grantee shall be exercisable and shall terminate according to the following provisions:

          (i) If a grantee ceases to be a Director of the Corporation, any then outstanding stock option of such grantee shall be exercisable by the grantee (but only to the extent exercisable by the grantee immediately prior to the grantee ceasing to be a Director) at any time prior to the expiration date of such stock option or within one year after the date the grantee ceases to be a Director, whichever is the shorter period, provided that, in no event shall the option be exercisable during the first six months of its term;

          (ii) Following the death of a grantee after ceasing to be a Director and during a period when a stock option remains outstanding, any stock option of the grantee outstanding at the time of death shall be exercisable by such person entitled to do so under the Will of the grantee or by such legal representative (but only to the extent the stock option was exercisable by the grantee immediately prior to the death of the grantee) at any time prior to the expiration date of such stock option or within one year after the date of death, whichever is the shorter period.

     A stock option of a grantee who has ceased to be a Director of the Corporation shall terminate upon the expiration of the applicable exercise period, if any, specified in this Section 5(E).

     (F) All stock options shall be confirmed by an agreement, or an amendment thereto, which shall be executed on behalf of the Corporation by the Chief Executive Officer or by the Chief Financial Officer and by the grantee.

     (G) Fair market value of the Common Stock shall be the mean between the following prices, as applicable, for the date as of which fair market value is to be determined as quoted in The Wall Street Journal (or in such other reliable publication as the Committee, in its discretion, may determine to rely upon):
(a) if the Common Stock is listed on the New York or American Stock Exchange, the highest and lowest sales prices per share of the Common Stock as quoted in the Composite Transactions listing for such exchange on such date, (b) if the Common Stock is not listed on either such exchange, the highest and lowest sales price per share of Common Stock for such date on (or on any composite index including) the principal United States securities exchange registered under the 1934 Act on which the Common Stock is listed, or (c) if the Common Stock is not listed on any such exchange, the highest and lowest sales prices per share of the Common Stock for such date on the National Association of Securities Dealers Automated Quotations System or any successor system then in use ("NASDAQ"). If there are no such sale price quotations for the date as of which fair market value is to be determined but there are such sale price quotations within a reasonable period both before and after such date, then fair market value shall be determined by taking a weighted average of the means between the highest and lowest sales prices per share of the Common Stock as so quoted on the nearest date before and the nearest date after the date as of which fair market value is to be determined. The average should be weighted inversely by the respective numbers of trading days between the selling dates and the date as of which fair market value is to be determined. If there are no such sale price quotations on or within a reasonable period both before and after the date as of which fair market value is to be determined, then fair market value of the Common Stock shall be the mean between the bona fide bid and asked prices per share of Common Stock as so quoted for such date on NASDAQ, or if none, the weighted average of the means between such bona fide bid and asked prices on the nearest trading date before and the nearest trading date after the date as of which fair market value is to be determined, if both such dates are within a reasonable period. The average is to be determined in the manner described above in this Section 5(G). If the fair market value of the Common Stock cannot be determined on the basis previously set forth in this Section 5(G) on the date as of which fair market value is to be determined, the Committee shall in good faith determine the fair market value of the Common Stock on such date. Fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

     (H) The obligation of the Corporation to issue shares of the Common Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Corporation, (ii) the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange, if any, on which the Common Stock shares may then be listed and (iii) all other applicable laws, regulations, rules and orders which may then be in effect.

                                   SECTION 6
                   TERMS AND CONDITIONS OF RESTRICTED SHARES

     Awards of restricted shares shall be confirmed by an agreement which shall set forth the number of shares of Common Stock awarded. The agreement shall be executed on behalf of the Corporation by the Chief Executive Officer or by the Chief Financial Officer and by the awardee. Any award of restricted shares shall be subject to the following terms and restrictions:

     (A) None of the shares of the restricted shares may be sold, assigned, transferred, pledged or otherwise encumbered or disposed of during the Restricted Period (as hereinafter defined), except that shares may be transferred by Will or, if the awardee dies intestate, by the laws of descent and distribution of the state of domicile of awardee at the time of death.

     (B) The restricted shares shall be forfeited during the Restricted Period in the event the awardee ceases to be a Director of the Corporation for any reason, other than as a result of voluntary retirement with the consent of the Corporation, disability, or death.

     (C) The restrictions set forth in this Section 6 shall apply for a period (the "Restricted Period") of two years commencing on the date of the award of the restricted shares, except that, in the event the awardee ceases to be a Director of the Corporation as a result of voluntary retirement with the consent of the Corporation, disability, or death, the Restricted Period set forth in this Section 6 shall end on the date of such retirement, disability, or death, whichever the case.

     Following a restricted share award and prior to the lapse or termination of the applicable restrictions, share certificates for the restricted shares shall be issued in the name of the awardee and deposited with the Corporation in escrow together with related stock powers signed by the awardee. Upon the lapse or termination of the applicable restrictions (and not before such time), the awardee shall be issued or transferred share certificates for such restricted shares. From the date a restricted share award is effective, the awardee shall be a shareholder with respect to all the shares represented by such certificates and shall have all the rights of a shareholder with respect to all the shares, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares.

                                   SECTION 7
                       ADJUSTMENT AND SUBSTITUTION SHARES

     If a dividend or other distribution shall be declared upon the Common Stock payable in shares of the Common Stock, the number of shares of the Common Stock subject to any outstanding stock options and the number of shares of the Common Stock which may be issued under the Plan but are not subject to outstanding stock options on the date fixed for determining the shareholders entitled to receive such stock dividend or distribution shall be adjusted by adding thereto the number of shares of the Common Stock which would have been distributable thereon if such shares had been outstanding on such date. Shares of Common Stock so distributed with respect to any restricted shares held in escrow shall also be held by the Corporation in escrow and shall be subject to the same restrictions as are applicable to the restricted shares on which they were distributed.

     If the outstanding shares of the Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Corporation or another corporation, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of the Common Stock subject to any then outstanding stock option and for each share of the Common Stock which may be issued under the Plan but which is not then subject to any outstanding stock option, the number and kind of shares of stock or other securities into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchangeable. Any such stock or securities, as well as any cash or other property, into or for which any restricted shares held in escrow shall be changed or exchangeable in any such transaction shall also be held by the Corporation in escrow and shall be subject to the same restrictions as are applicable to the restricted shares in respect of which such stock, securities, cash or other property was issued or distributed.

     In case of any adjustment or substitution as provided for in the first two paragraphs of this Section 7, the aggregate option price for all shares subject to each then outstanding stock option prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction) to which such shares shall have been adjusted or which shall have been substituted for such shares. Any new option price per share shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

     If the outstanding shares of the Common Stock shall be changed in value by reason of any spin-off, split-off or split-up, or dividend in partial liquidation, dividend in property other than cash, or extraordinary distribution to shareholders of the Common Stock, (a) the Committee shall make any adjustments to any then outstanding stock option which it determines are equitably required to prevent dilution or enlargement of the rights of optionees which would otherwise result from any such transaction, and (b) any stock, securities, cash or other property distributed with respect to any restricted shares held in escrow shall also be held by the Corporation in escrow and shall be subject to the same restrictions as are applicable to the restricted shares in respect of which such stock, securities, cash or other property was distributed or exchanged.

     No adjustment or substitution provided for in this Section 7 shall require the Corporation to issue or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution. Owners of restricted shares held in escrow shall be treated in the same manner as owners of Common Stock not held in escrow with respect to fractional shares created by an adjustment or substitution of shares, except that, any cash or other property paid in lieu of a fractional share shall be subject to restrictions similar to those applicable to the restricted shares exchanged therefor.

                                   SECTION 8
                      ADDITIONAL RIGHTS IN CERTAIN EVENTS

(A) Definitions

     For purposes of the Plan, the following terms shall have the following meanings:

     (1) The term "Person" shall be used as the term is used in Section 13(d) and 14(d) of the 1934 Act.

     (2) "Beneficial Ownership" shall be determined as provided in Rule 13d-3 under the 1934 Act as in effect on the effective date of the Plan.

     (3) "Voting Shares" shall mean all securities of a company entitling the holders thereof to vote in an annual election of directors (without consideration of the rights of any class of stock other than the Common Stock to elect directors by a separate class vote); and a specified percentage of "Voting Power" of a company shall mean such number of the Voting Shares as shall enable the holders thereof to cast such percentage of all the votes which could be cast in an annual election of directors (without consideration of the rights of any class of stock other than Common Stock to elect directors by a separate class vote).

     (4) "Tender Offer" shall mean a tender offer or exchange offer to acquire securities of the Corporation (other than such an offer made by the Corporation), whether or not such offer is approved or opposed by the Board.

     (5) "Continuing Director" shall mean a director of the Corporation who either (a) was a director of the Corporation on the effective date of the Plan or (b) is an individual whose election, or nomination for election, as a director of the Corporation was approved by a vote of at least two-thirds of the directors then still in office who were Continuing Directors (other than an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Corporation which would be subject to Rule 14a-11 under the 1934 Act, or any successor Rule.

     (6) "Section 8 Event" shall mean the date upon which any of the following events occur:

     (a) The Corporation acquires actual knowledge that any Person other than the Corporation, a Subsidiary, the Corporation's Stock Ownership Plan and Trust or any employee benefit plan(s) sponsored by the Corporation has acquired the Beneficial Ownership, directly or indirectly, of securities of the Corporation entitling such Person to 20% or more of the Voting Power of the Corporation; or

     (b) A Tender Offer is made to acquire securities of the Corporation entitling the holders thereof to 20% or more of the Voting Power of the Corporation; or

     (c) A solicitation subject to Rule 14a-11 under the 1934 Act (or any successor Rule) relating to the election or removal of 50% or more of the members of any class of the Board shall be made by any person other than the Corporation or less than 51% of the members of the Board shall be Continuing Directors; or

     (d) The shareholders of the Corporation shall approve a merger, consolidation, share exchange, division or sale or other disposition of assets of the Corporation as a result of which the shareholders of the Corporation immediately prior to such transaction shall not hold, directly or indirectly, immediately following such transaction a majority of the Voting Power of (i) in the case of a merger or consolidation, the surviving or resulting corporation,
(ii) in the case of a share exchange, the acquiring corporation or (iii) in the case of a division or a sale or other disposition of assets, each surviving, resulting or acquiring corporation which, immediately following the transaction, holds more than 10% of the consolidated assets of the Corporation immediately prior to the transaction;

     provided, however, that (i) if securities beneficially owned by a grantee or awardee are included in determining the Beneficial Ownership of a Person referred to in paragraph 6(a), (ii) a grantee or awardee is required to be named pursuant to Item 2 of the Schedule 14D-1 (or any similar successor filing requirement) required to be filed by the bidder making a Tender Offer referred to in paragraph 6(b) or (iii) if a grantee or awardee is a "participant" as defined in 14a-11 under the 1934 Act (or any successor Rule) in a solicitation (other than a solicitation by the Corporation) referred to in paragraph 6(c), then no Section 8 Event with respect to such grantee or awardee shall be deemed to have occurred by reason of such event.

(B) Acceleration of the Exercise Date of Stock Options.

     Notwithstanding any other provision contained in the Plan, in case any "Section 8 Event" occurs, all outstanding stock options (other than those held by a person referred to in the proviso to Section 8(A)(6)) shall become immediately and fully exercisable whether or not otherwise exercisable by their terms.

(C) Lapse of Restrictions on Awards.

     If any "Section 8 Event" occurs prior to the scheduled lapse of all restrictions applicable to awards under the Plan (other than those held by a person referred to in the proviso to Section 8(A)(6)), all such restrictions shall lapse upon the occurrence of any such "Section 8 Event" regardless of the scheduled lapse of such restrictions.

                                   SECTION 9
                      EFFECT OF THE PLAN ON THE RIGHTS OF
                   NONEMPLOYEE DIRECTORS AND THE CORPORATION

     Nothing in the Plan, in any stock option, in any award under the Plan or in any agreement providing for any of the foregoing shall confer any right to any person to continue as a Director of the Corporation or interfere in any way with the rights of the shareholders of the Corporation or the Board to elect and remove Directors.

                                   SECTION 10
                                   AMENDMENT

     The right to alter and amend the Plan at any time and from time to time and the right to revoke or terminate the Plan are hereby specifically reserved to the Board; provided that no such termination shall terminate any outstanding stock options granted under the Plan; and provided further that no alteration or amendment of the Plan shall (a) be made without shareholder approval if shareholder approval of the amendment is at the time required for stock options under the Plan to qualify for the exemption from Section 16(b) of the 1934 Act provided by Rule 16b-3 or by the rules of any stock exchange on which the Common Stock may then be listed, (b) amend more than once every six months the provisions of the Plan relating to the selection of the Directors to whom stock options are to be granted or restricted shares are to be awarded, the timing of such grants and awards, the number of shares subject to any stock option or restricted share award, the exercise price of any stock option, the periods during which any stock option may be exercised and the term of any stock option other than to comport with changes in the Internal Revenue Code or the rules and regulations thereunder or (c) otherwise amend the Plan in any manner that would cause stock options under the Plan not to qualify for the exemption provided by Rule 16b-3. No alteration, amendment, revocations or termination of the Plan shall, without the written consent of the holder of stock option or restricted share award, theretofore awarded under the Plan, adversely affect the rights of such holder with respect thereto.

                                   SECTION 11
                      EFFECTIVE DATE AND DURATION OF PLAN

     The effective date of the Plan shall be February 27, 1996, the date of adoption of the Plan by the Board, provided that such adoption of the Plan by the Board is approved by the affirmative vote of the holders of at least a majority of the shares of Common Stock represented in person or proxy and entitled to vote at a duly called and convened meeting of shareholders called and held on or prior to February 1997. No stock option granted under the Plan may be exercised and no restricted shares may be awarded until after such approval. No stock option may be granted and no awards may be made under the Plan subsequent to February 26, 2006.

                                                                                                            Please mark
                                                                                                            your votes as     [ X ]
                                                                                                            indicated in
                                                                                                            this example


1. ELECTION OF DIRECTORS BY HOLDERS OF                Charles I. Homan, Thomas D. Larson, Richard L. Shaw, Konrad M. Weis,
   COMMON STOCK AND SERIES B COMMON STOCK:            J. Robert White and William A. Wulf

        FOR                      WITHHOLD
all nominees listed              AUTHORITY
 (except as marked           to vote for all          INSTRUCTION: to withhold authority to vote for any individual nominee(s)
 to the contrary)            nominees listed          write the name of such nominee(s) in the space provided:

      [    ]                      [    ]              ________________________________________________________________________


2. TO APPROVE THE ADOPTION OF THE COMPANY'S 1996          3. In his discretion, the Proxy is authorized to vote upon such
   NONEMPLOYEE DIRECTORS STOCK INCENTIVE PLAN.               other business as may be properly brought before the meeting.

       FOR         AGAINST       ABSTAIN

      [    ]        [    ]        [    ]

                                                                                   If you plan to attend the
                                                                                      Annual Meeting, please    [    ]
                                                                                             check this box.


SIGNATURE(S)_______________________________________ SIGNATURE(S)__________________________________ Date _________________, 1996
Please date and sign exactly as name appears hereon. When signing as Attorney, Executor, Administrator, Trustee, Guardian,
Corporate Official, etc., full title as such should be shown. For joint accounts, each joint owner should sign.


                             FOLD AND DETACH HERE


                           MICHAEL BAKER CORPORATION

                         EMPLOYEE STOCK OWNERSHIP PLAN

Dear ESOP Participant:

     Enclosed you will find the Michael Baker Corporation (the "Company") 1995 Annual Report to Shareholders, the 1996 Proxy Statement, a proxy card with a blue stripe and/or a proxy card with a green stripe and a postage-paid return envelope.

     As a participant of the ESOP, you are entitled to give binding voting instructions with respect to (i) the election of six directors of the Company (if you are a holder of Common Stock or Series B Common Stock of the Company),
(ii) the election of three additional directors of the Company (only if you are a holder of Common Stock of the Company), (iii) the adoption of the Company's 1996 Nonemployee Directors' Stock Incentive Plan; and (iv) the authorization of your proxies to exercise their discretion as to any other matters which may arise at the 1996 Annual Meeting of the Company. The enclosed proxy statement provides detailed information concerning the voting at the Annual Meeting and the matters which will be acted upon. You are encouraged to read the enclosed materials carefully and to exercise your right to vote. ESOP participants must complete, sign and return the enclosed proxy card or cards for all votes for which you may give instructions to be counted. Each ESOP participant's voting instructions will be tabulated by Putnam Fiduciary Trust Company, as Trustee of the ESOP, effective April 1, 1996, and will be held in complete confidence by the Trustee except as may be necessary to meet Legal requirements. If you fail to provide voting instructions for shares that have been allocated to your account, Putnam Fiduciary Trust Company, as Trustee, will direct the former trustee, as recordholder of the shares on record date, to vote your shares in proportion to the shares for which it receives instructions from other participants. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE MUST RECEIVE YOUR PROXY (OR PROXIES) BY RETURN MAIL NO LATER THAN 5:00 P.M. EST, MAY 9, 1996. YOUR VOTE IS IMPORTANT.


                                    Very truly yours,

                                    PUTNAM FIDUCIARY TRUST COMPANY, TRUSTEE

                                    Michael Baker Corporation
                                    Employee Stock Ownership Plan

                                                         SERIES B COMMON STOCK

                           MICHAEL BAKER CORPORATION

                      1996 ANNUAL MEETING OF SHAREHOLDERS

The undersigned does hereby appoint Richard L. Shaw and Charles I. Homan, or any one of them, Proxies for the undersigned with full power of substitution to vote at the Annual Meeting of the Shareholders of Michael Baker Corporation (the "Company") to be held May 13, 1996 and at any and all adjournments of said meeting, all the shares of Series B Common Stock of the Company which the undersigned may be entitled to vote.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.


                              FOLD AND DETACH HERE

                                                                                                            Please mark
                                                                                                            your votes as     [ X ]
                                                                                                            indicated in
                                                                                                            this example

1. ELECTION OF DIRECTORS BY HOLDERS OF                2. ELECTION OF DIRECTORS BY
   COMMON STOCK AND SERIES B COMMON STOCK:               HOLDERS OF COMMON STOCK

        FOR                  WITHHOLD                           FOR                 WITHHOLD       If you plan to attend the
all nominees listed         AUTHORITY                    all nominees listed       AUTHORITY          Annual Meeting, please  [   ]
 (except as marked       to vote for all                  (except as marked     to vote for all              check this box.
 to the contrary)        nominees listed                   to the contrary)     nominees listed

      [    ]                  [    ]                           [    ]                [    ]

Charles I. Homan, Thomas D. Larson, Richard L. Shaw,          William J. Copeland, Roy V. Gavert, Jr.,
Konrad M. Weis, J. Robert White and William A. Wulf           and Jack B. Hoey

INSTRUCTION: to withhold authority to vote for any            INSTRUCTION: to withhold authority to vote for any
individual nominee(s) write the name of such nominee(s)       individual nominee(s) write the name of such nominee(s)
in the space provided:                                        in the space provided:

______________________________________________________        ____________________________________________________________

                                                                   3. TO APPROVE THE ADOPTION OF THE COMPANY'S 1996
                                                                      NONEMPLOYEE DIRECTORS STOCK INCENTIVE PLAN.

                                                                                FOR         AGAINST       ABSTAIN

                                                                               [    ]        [    ]        [    ]

                                                                   4. In his discretion, the Proxy is authorized to vote upon such other business as may be properly brought before the meeting.


SIGNATURE(S)_______________________________________ SIGNATURE(S)__________________________________ Date _________________, 1996
Please date and sign exactly as name appears hereon. When signing as Attorney, Executor, Administrator, Trustee, Guardian,
Corporate Official, etc., full title as such should be shown. For joint accounts, each joint owner should sign.

                             FOLD AND DETACH HERE


                           MICHAEL BAKER CORPORATION

                         EMPLOYEE STOCK OWNERSHIP PLAN

Dear ESOP Participant:

     Enclosed you will find the Michael Baker Corporation (the "Company") 1995 Annual Report to Shareholders, the 1996 Proxy Statement, a proxy card with a blue stripe and/or a proxy card with a green stripe and a postage-paid return envelope.

     As a participant of the ESOP, you are entitled to give binding voting instructions with respect to (i) the election of six directors of the Company (if you are a holder of Common Stock or Series B Common Stock of the Company),
(ii) the election of three additional directors of the Company (only if you are a holder of Common Stock of the Company), (iii) the adoption of the Company's 1996 Nonemployee Directors' Stock Incentive Plan; and (iv) the authorization of your proxies to exercise their discretion as to any other matters which may arise at the 1996 Annual Meeting of the Company. The enclosed proxy statement provides detailed information concerning the voting at the Annual Meeting and the matters which will be acted upon. You are encouraged to read the enclosed materials carefully and to exercise your right to vote. ESOP participants must complete, sign and return the enclosed proxy card or cards for all votes for which you may give instructions to be counted. Each ESOP participant's voting instructions will be tabulated by Putnam Fiduciary Trust Company, as Trustee of the ESOP, effective April 1, 1996, and will be held in complete confidence by the Trustee except as may be necessary to meet Legal requirements. If you fail to provide voting instructions for shares that have been allocated to your account, Putnam Fiduciary Trust Company, as Trustee, will direct the former trustee, as recordholder of the shares on record date, to vote your shares in proportion to the shares for which it receives instructions from other participants. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE MUST RECEIVE YOUR PROXY (OR PROXIES) BY RETURN MAIL NO LATER THAN 5:00 P.M. EST, MAY 9, 1996. YOUR VOTE IS IMPORTANT.

                                    Very truly yours,

                                    PUTNAM FIDUCIARY TRUST COMPANY, TRUSTEE

                                    Michael Baker Corporation
                                    Employee Stock Ownership Plan

                                                                    COMMON STOCK

                           MICHAEL BAKER CORPORATION

                      1996 ANNUAL MEETING OF SHAREHOLDERS

The undersigned does hereby appoint Richard L. Shaw and Charles I. Homan, or any one of them, Proxies for the undersigned with full power of substitution to vote at the Annual Meeting of the Shareholders of Michael Baker Corporation (the "Company") to be held May 13, 1996 and at any and all adjournments of said meeting, all the shares of Common Stock of the Company which the undersigned may be entitled to vote.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

                                     (Over)

                              FOLD AND DETACH HERE

                                                                                                            Please mark
                                                                                                            your votes as     [ X ]
                                                                                                            indicated in
                                                                                                            this example


1. ELECTION OF DIRECTORS BY HOLDERS OF                Charles I. Homan, Thomas D. Larson, Richard L. Shaw, Konrad M. Weis,
   COMMON STOCK AND SERIES B COMMON STOCK:            J. Robert White and William A. Wulf

        FOR                      WITHHOLD
all nominees listed              AUTHORITY
 (except as marked           to vote for all          INSTRUCTION: to withhold authority to vote for any individual nominee(s)
 to the contrary)            nominees listed          write the name of such nominee(s) in the space provided:

      [    ]                      [    ]              ________________________________________________________________________


2. TO APPROVE THE ADOPTION OF THE COMPANY'S 1996          3. In his discretion, the Proxy is authorized to vote upon such
   NONEMPLOYEE DIRECTORS STOCK INCENTIVE PLAN.               other business as may be properly brought before the meeting.

       FOR         AGAINST       ABSTAIN

      [    ]        [    ]        [    ]

                                                                                   If you plan to attend the
                                                                                      Annual Meeting, please    [    ]
                                                                                             check this box.


SIGNATURE(S)_______________________________________ SIGNATURE(S)__________________________________ Date _________________, 1996
Please date and sign exactly as name appears hereon. When signing as Attorney, Executor, Administrator, Trustee, Guardian,
Corporate Official, etc., full title as such should be shown. For joint accounts, each joint owner should sign.


                             FOLD AND DETACH HERE

                                                         SERIES B COMMON STOCK

                           MICHAEL BAKER CORPORATION

                      1996 ANNUAL MEETING OF SHAREHOLDERS

The undersigned does hereby appoint Richard L. Shaw and Charles I. Homan, or any one of them, Proxies for the undersigned with full power of substitution to vote at the Annual Meeting of the Shareholders of Michael Baker Corporation (the "Company") to be held May 13, 1996 and at any and all adjournments of said meeting, all the shares of Series B Common Stock of the Company which the undersigned may be entitled to vote.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.


                              FOLD AND DETACH HERE

                                                                                                            Please mark
                                                                                                            your votes as     [ X ]
                                                                                                            indicated in
                                                                                                            this example

1. ELECTION OF DIRECTORS BY HOLDERS OF                2. ELECTION OF DIRECTORS BY
   COMMON STOCK AND SERIES B COMMON STOCK:               HOLDERS OF COMMON STOCK

        FOR                  WITHHOLD                           FOR                 WITHHOLD       If you plan to attend the
all nominees listed         AUTHORITY                    all nominees listed       AUTHORITY          Annual Meeting, please  [   ]
 (except as marked       to vote for all                  (except as marked     to vote for all              check this box.
 to the contrary)        nominees listed                   to the contrary)     nominees listed

      [    ]                  [    ]                           [    ]                [    ]

Charles I. Homan, Thomas D. Larson, Richard L. Shaw,          William J. Copeland, Roy V. Gavert, Jr.,
Konrad M. Weis, J. Robert White and William A. Wulf           and Jack B. Hoey

INSTRUCTION: to withhold authority to vote for any            INSTRUCTION: to withhold authority to vote for any
individual nominee(s) write the name of such nominee(s)       individual nominee(s) write the name of such nominee(s)
in the space provided:                                        in the space provided:

______________________________________________________        ____________________________________________________________

                                                                   3. TO APPROVE THE ADOPTION OF THE COMPANY'S 1996
                                                                      NONEMPLOYEE DIRECTORS STOCK INCENTIVE PLAN.

                                                                                FOR         AGAINST       ABSTAIN

                                                                               [    ]        [    ]        [    ]

                                                                   4. In his discretion, the Proxy is authorized to vote upon such other business as may be properly brought before the meeting.


SIGNATURE(S)_______________________________________ SIGNATURE(S)__________________________________ Date _________________, 1996
Please date and sign exactly as name appears hereon. When signing as Attorney, Executor, Administrator, Trustee, Guardian,
Corporate Official, etc., full title as such should be shown. For joint accounts, each joint owner should sign.

                             FOLD AND DETACH HERE

                                                                    COMMON STOCK

                           MICHAEL BAKER CORPORATION

                      1996 ANNUAL MEETING OF SHAREHOLDERS

The undersigned does hereby appoint Richard L. Shaw and Charles I. Homan, or any one of them, Proxies for the undersigned with full power of substitution to vote at the Annual Meeting of the Shareholders of Michael Baker Corporation (the "Company") to be held May 13, 1996 and at any and all adjournments of said meeting, all the shares of Common Stock of the Company which the undersigned may be entitled to vote.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

                                     (Over)

                              FOLD AND DETACH HERE